                    Annual Report

                                 PERSONAL
                                 STRATEGY
                                 FUNDS
                                 -------------
                                 MAY 31, 2001
                                 -------------

[LOGO OF T. ROWE PRICE]

     REPORT HIGHLIGHTS
     ---------------------------------------------------------------------------
     Personal Strategy Funds

 .    Bonds rallied as short- and intermediate-term interest rates declined, but stocks lost ground as the economy and corporate profits weakened.

 .    The Personal Strategy Income, Balanced, and Growth Funds posted positive returns for the six and 12 months ended May 31, outperforming their combined index benchmarks for both periods.

 .    The funds benefited from their bond holdings and our overweighting of large-cap value stocks.

 .    Although the economy is expected to remain weak, lower interest rates should help stocks, which have historically recovered before the economy during a period of slowing growth.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

Despite aggressive interest rate cuts by the Federal Reserve, the economy continued to weaken over the past six months. Large-cap growth stocks--especially technology and telecom stocks--fell sharply, but large-cap value and small-cap stocks performed well. Bonds rallied in response to lower rates and increased demand from investors seeking less volatility. Your funds posted positive returns, bolstered by their bond components and value-oriented stock strategies.

MARKET ENVIRONMENT

----------------------
INTEREST RATE LEVELS
--------------------------------------------------------------------------------

                                     [GRAPH]

                           30-Year                5-Year                  90-Day
                           Treasury Bond          Treasury Note           Treasury Bill
Label                      (Solid 100% Blue)      (Solid 50% Black)       (Dotted 50% Black)
-------------------------------------------------------------------------------------------------
      05/31/00                    6.14                   6.65                    5.92
      06/30/00                    5.94                   6.25                    5.84
      07/31/00                    5.80                   6.16                    6.20
      08/31/00                    5.71                   6.02                    6.31
      09/30/00                    5.89                   5.90                    6.21
      10/31/00                    5.72                   5.73                    6.36
      11/30/00                    5.66                   5.52                    6.26
      12/31/00                    5.44                   4.98                    5.84
      01/31/01                    5.50                   4.77                    4.99
      02/28/01                    5.31                   4.65                    4.85
      03/31/01                    5.44                   4.56                    4.28
      04/30/01                    5.79                   4.88                    3.88
      05/31/01                    5.75                   4.91                    3.61


The economy and the markets turned 180 degrees over the past year. At the beginning of 2000, the economy was racing along at a 6% annual growth rate. The Federal Reserve, concerned about unsustainably high growth and the prospect of higher inflation, raised short-term interest rates through the first half of 2000 and maintained these levels for the rest of the year. But by the fourth quarter of 2000, the economy had slowed to around a 1% annual growth rate, and as the unemployment rate began to rise, consumer confidence fell sharply. In January 2001, the Fed reversed course and began a series of interest rate cuts to spur growth and avoid recession. The Fed has lowered short-term interest rates five times since January, reducing the federal funds rate to 4.0% from 6.5%. So far, lower rates have failed to kick-start the economy, which remains stubbornly sluggish.

Despite a strong rally in April and May, stocks lost ground over the six months ended May 31. Large-cap growth stocks, especially technology-related issues, were hardest hit, as companies continued to warn that earnings would not meet expectations. The S&P 500 Index

STOCK MARKET RETURNS

                                    [GRAPH]


----------------------------------------------------------------------------
Periods Ended  05/31/01
----------------------------------------------------------------------------

                                             6 Months        12 Months
----------------------------------------------------------------------------
S&P 500 Stock Index                               -3.90 %         -10.55 %
Russell 2000 Index                                12.16             5.69
MSCI EAFE Index                                   -7.93           -17.24


of large-cap stocks fell nearly 4% for the six months, while the tech-dominated Nasdaq Composite Index lost almost 19%. But as investors fled the high-growth stocks that had dominated the market in 1999 and early 2000, they sought companies with stronger fundamentals and better valuations. As a result, the previously over-looked small-cap sector and value stocks of all capitalization sizes posted strong results. For the six months, the large-cap Russell 1000 Value Index gained 6.04% versus the Russell 1000 Growth Index's 14.99% loss. The small-company Russell 2000 Index rose 12.16%.

The weak economy, lower interest rates, and stock market volatility spurred investor demand for bonds, boosting intermediate- and short-term bond prices and pushing yields down. Long-term bonds were the exception, as yields rose slightly. Six months ago, the Treasury yield curve reflected the unusual situation in which short-term bond yields exceeded long-term yields, but since then five-year rates have dropped by 61 basis points and 90-day rates by 265 basis points (100 basis points equal one percentage point). Thirty-year rates rose by nine basis points, as much of the Fed's easing had previously been priced into the long end of the Treasury market. Overall, the Lehman Brothers U.S. Aggregate Index, a broad, unmanaged measure of the domestic bond market, returned 5.14% for the six months and 13.12% for the year, easily outpacing the broad stock market averages for both periods.


PERFORMANCE AND STRATEGY REVIEW

The funds' investment committee meets once a month to adjust the weightings of stocks, bonds, and money market securities within the appropriate ranges for each fund, based on market conditions and economic fundamentals. Each fund's portfolio began the period over-weight in bonds versus its neutral position, reflecting a more defensive posture based on the extreme volatility of the stock market. Our heavier-than-normal allocation to bonds proved beneficial as interest rates declined over the past six months. But during the first quarter, the committee shifted each fund to a more neutral weighting of stocks and bonds by raising our equity allocation and lowering our fixed-income allocation. We considered this move appropriate given the significant outperformance of bonds relative to stocks in 2000 and early 2001 and because many sectors of the stock market have approached more reasonable valuations.

Our fixed-income holdings contributed positively to performance, with strong returns from both investment-grade and high-yield bonds. Our emphasis on long-term Treasuries hampered returns for the six months, as long-term rates rose slightly. Long-term Treasuries contributed positively to 12-month results, however, as rates had declined from May to November 2000.

Although stocks suffered through a difficult year, the market's renewed interest in company fundamentals sparked a remarkable turnaround in leadership. Investors grew more risk averse, selling the most speculative, volatile stocks, and seeking safer havens such as the energy and consumer cyclical sectors. Our overweighting of large-cap value stocks relative to large-cap growth benefited performance as large-cap value stocks were among our top contributors for both the 6- and 12-month periods. Small-cap stocks also contributed positively to fund returns. Outside of the technology sector, small-caps were--and remain-- attractively valued given their long-term growth potential. Even though small-caps have rebounded from their 1999 lows, many still trade at reasonable price/earnings ratios. Small-caps are also benefiting from healthy merger and acquisition activity as larger companies recognize their strategic value.

Energy, consumer cyclicals, and consumer and business services were our best-performing equity sectors over the past six months. Among our largest holdings, top contributors included BP, the world's third-largest integrated oil company, and tobacco and food conglomerate Philip Morris. Over the last 12 months, Philip Morris returned more than 100%, including dividends, but remains attractively valued and offers a dividend yield of 4%.

International results were disappointing, and weak European currencies aggravated already negative performance, reducing returns for U.S. investors. Our international portfolio outperformed the MSCI EAFE

(Europe, Australasia, Far East) Index of developed markets, however, benefiting from a focus on valuation at a time when aggressive growth stocks were hardest hit. Laggards included the mobile telecom company Vodafone (U.K.) and telecom equipment maker Nokia (Finland). Wireless telecom service providers have been hurt by a delay in next-generation services, and this uncertain environment has put pressure on equipment manufacturers as well. Despite the setbacks, these companies are dominant in their markets and well positioned for the next wave of mobile telephony and data services.

We remain very positive on the long-term prospects for international stocks. While revenue growth is slowing in Europe as it is elsewhere, many European companies are beginning to benefit from the kind of productivity enhancements we saw in the U.S. in the early 1990s. These companies should be able to improve margins by leveraging much of the technology development of the past few years. Additionally, mergers and acquisitions continue at a brisk pace, allowing for economies of scale that will prepare many of these companies to be more competitive in a unified Europe and globally.


PERSONAL STRATEGY INCOME FUND

This fund's investment goal is to generate the highest total return consistent with an emphasis on income first and capital appreciation second. The typical mix of securities for the fund is 40% stocks, 40% bonds, and 20% money market securities, although allocations can vary by as much as 10 percentage points above or below these levels.

The fund posted solid returns for the 6- and 12-month periods ended May 31, outperforming its Combined Index Portfolio benchmark for both periods but lagging the Lehman Brothers U.S. Aggregate Index. The fund's equity exposure hampered performance relative to the Lehman index, which has no stock component. During the past six months, the fund's stock component rose to 41% from 39%, reflecting our belief

------------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 5/31/01                                     6 Months     12 Months
--------------------------------------------------------------------------------
Personal Strategy
Income Fund                                                  3.98%         6.54%
Combined Index Portfolio *                                   1.22          2.07
Lehman Brothers
U.S. Aggregate Index                                         5.14         13.12


* An unmanaged portfolio composed of 40% stocks (S&P 500), 40% bonds (Lehman Brothers U.S. Aggregate Index), and 20% money market securities (90-Day Treasury Bills).

that stocks are now more reasonably priced. The allocations to bonds and money markets were each lowered by one percentage point. The bond allocation continues to mark an overweighted position relative to the fund's neutral (40%) weighting, with a bias toward investment-grade securities.


PERSONAL STRATEGY BALANCED FUND

The objective of this fund is to provide the highest total return consistent with an emphasis on both income and capital appreciation. The typical asset mix is 60% stocks, 30% bonds, and 10% cash--with 10-percentage-point variations above and below these levels permitted for each asset class. This asset allocation offers higher risk but also a higher potential return over the long term than the Income Fund.

The fund returned 3.41% for the six months ended May 31, well ahead of both of its benchmarks. Its 4.60% one-year return exceeded both the Combined Index Portfolio and the Merrill Lynch-Wilshire Capital Market Index as well. Our slightly higher than normal bond allocation contributed to positive returns, as bonds significantly outperformed stocks over both the 6- and 12-month periods. As of May 31, your fund had 60% of its assets in stocks, up from 57% at the end of November, and 36% in bonds, down 2% from the previous period, with the remaining 4% in money market securities. Our fixed-income allocation, including cash, is now at its neutral weighting, and we increased our stock allocation to take advantage of improved valuations.

-----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 5/31/01                                      6 Months    12 Months
--------------------------------------------------------------------------------
Personal Strategy
Balanced Fund                                                3.41%         4.60%
Combined Index Portfolio *                                  -0.35         -1.95
Merrill Lynch-Wilshire Capital
Market Index                                                -0.18         -4.00


* An unmanaged portfolio composed of 60% stocks (S&P 500), 30% bonds (Lehman Brothers U.S. Aggregate Index), and 10% money market securities (90-Day Treasury Bills).

PERSONAL STRATEGY GROWTH FUND

Your fund seeks capital appreciation by investing primarily in common stocks. The typical asset mix is 80% stocks and 20% bonds and money market securities, with 10-percentage-point allocation variations from these levels permitted.

------------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 5/31/01                                      6 Months    12 Months
--------------------------------------------------------------------------------
Personal Strategy
Growth Fund                                                  2.88%         2.46%
Combined Index Portfolio *                                  -1.98         -5.96
Merrill Lynch-Wilshire Capital
Market Index                                                -0.18         -4.00

* An unmanaged portfolio composed of 80% stocks (S&P 500) and 20% bonds (Lehman Brothers U.S. Aggregate Index).

The fund posted modest gains for both the six months and year ended May 31, as shown in the chart. The fund outperformed its benchmarks, the Combined Index Portfolio and the Merrill Lynch-Wilshire Capital Market Index, for both periods. We entered the period with a slightly higher than normal allocation to bonds and money markets and a slightly lower allocation to stocks, which worked to our advantage. The fund's stock allocation ended the period at 80% of assets, up 3% from the end of November. The balance of the fund's assets was in bonds and money market securities. This reflects an overall neutral position for the fund.


OUTLOOK

We expect the economy to remain weak during the second half of the year. Slowing demand and falling production have led to a significant decline in employment, and although the economy does not seem to be slowing as rapidly, the Fed has probably not reached the end of its current easing cycle. Lower rates should provide a positive backdrop for fixed-income investors. Further Fed rate cuts should also be favorable to stocks, which have historically recovered before the economy during a period of slowing growth. A stronger stock market could also bolster high-yield bonds, as this sector is often influenced by investor sentiment in the equity markets.

Diversification has benefited investors over the past year by providing solid returns and moderating portfolio volatility. The broadly diversified approach of the Personal Strategy Funds should continue to help investors participate in these market movements with a potentially lower level of risk than a more-concentrated or all-stock portfolio, which is especially important given the rapid shifts in market leadership that have become commonplace.


Respectfully submitted,

/s/ Edmund M. Notzon

Edmund M. Notzon III
Chairman of the funds' Investment Advisory Committee

June 20, 2001


The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the funds' investment program.

T. ROWE PRICE PERSONAL STRATEGY FUNDS
--------------------------------------------------------------------------------

---------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW


                                  Percent of                                      Percent of
                                  Net Assets                                      Net Assets
                                     5/31/01                                         5/31/01
Personal Strategy Income Fund
---------------------------------------------------------------------------------------------
Other and Reserves                     12.0%    Stocks                               41.1%
                                                   Five Largest Holdings:             3.0
Bonds                                  46.9%       American Home Products             0.7
   Treasuries/Agencies                 13.3        BP                                 0.6
   Mortgage-Backed                     10.5        Exxon Mobil                        0.6
   Corporate                           20.3        Philip Morris                      0.6
   Foreign                              2.8        Pfizer                             0.5


Personal Strategy Balanced Fund
---------------------------------------------------------------------------------------------
Other and Reserves                      3.7%    Stocks                               60.3%
                                                   Five Largest Holdings:             4.8
Bonds                                  36.0%       American Home Products             1.1
   Treasuries/Agencies                  9.5        Exxon Mobil                        1.0
   Mortgage-Backed                      8.3        BP                                 1.0
   Corporate                           16.7        Philip Morris                      0.9
   Foreign                              1.5        Pfizer                             0.8


Personal Strategy Growth Fund
---------------------------------------------------------------------------------------------
Other and Reserves                      1.6%    Stocks                               80.2%
                                                   Five Largest Holdings:             6.2
Bonds                                  18.2%       American Home Products             1.5
   Treasuries/Agencies                  4.6        Exxon Mobil                        1.3
   Mortgage-Backed                      4.2        BP                                 1.2
   Corporate                            8.7        Philip Morris                      1.2
   Foreign                              0.7        Pfizer                             1.0

T. ROWE PRICE PERSONAL STRATEGY FUNDS
--------------------------------------------------------------------------------

------------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


--------------------------------------------------------------------------------
PERSONAL STRATEGY INCOME FUND
--------------------------------------------------------------------------------


                                     [GRAPH]

--------------------------------------------------------------------------------------------------------------------
Date                  Combined Index              Lehman Brothers U.S. Aggregate            Personal Strategy
                      Portfolio (40% Stocks,      Index                                     Income Fund
                      40% Bonds, 20% Money        (Dashed blk line)
                      Markets)
                      (solid blk line)
--------------------------------------------------------------------------------------------------------------------
       7/29/94      $      10,000               $         10,000                          $      10,000
         05/95      $      11,237               $         10,955                          $      11,290
         05/96      $      12,782               $         11,436                          $      12,852
         05/97      $      14,814               $         12,387                          $      14,741
         05/98      $      17,407               $         13,738                          $      17,189
         05/99      $      19,402               $         14,337                          $      18,294
         05/00      $      20,628               $         14,639                          $      19,098
         05/01      $      21,055               $         16,559                          $      20,346
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PERSONAL STRATEGY BALANCED FUND
--------------------------------------------------------------------------------


                                     [GRAPH]

---------------------------------------------------------------------------------------------------
Date                  Combined Index                Merrill Lynch-         Personal Strategy
                      Portfolio (60% Stocks,        Wilshire Capital       Balanced Fund
                      30% Bonds, 10% Money          Market Index
                      Markets)                      (dashed blk line)
                      (solid blk line)
---------------------------------------------------------------------------------------------------
       7/29/94      $      10,000                 $      10,000          $      10,000
         05/95      $      11,483                 $      11,383          $      11,435
         05/96      $      13,600                 $      13,565          $      13,490
         05/97      $      16,379                 $      15,883          $      15,812
         05/98      $      19,990                 $      19,592          $      18,841
         05/99      $      22,944                 $      22,212          $      20,417
         05/00      $      24,706                 $      23,955          $      21,577
         05/01      $      24,224                 $      22,996          $      22,569
---------------------------------------------------------------------------------------------------

T. ROWE PRICE PERSONAL STRATEGY FUNDS
--------------------------------------------------------------------------------

------------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

PERSONAL STRATEGY GROWTH FUND
--------------------------------------------------------------------------------


                                     [GRAPH]

-----------------------------------------------------------------------------------------------------
Date                     Combined Index               Merrill Lynch-          Personal Strategy
                         Portfolio (80% Stocks,       Wilshire Capital        Growth Fund
                         20% Bonds)                   Market Index
                         (solid blk line)             (dashed blk line)
-----------------------------------------------------------------------------------------------------
        7/29/94        $      10,000                $      10,000           $     10,000
          05/95        $      11,732                $      11,383           $     11,565
          05/96        $      14,464                $      13,565           $     14,205
          05/97        $      18,087                $      15,883           $     17,030
          05/98        $      22,910                $      19,592           $     20,781
          05/99        $      27,024                $      22,212           $     22,860
          05/00        $      29,444                $      23,955           $     24,573
          05/01        $      27,690                $      22,996           $     25,177
-----------------------------------------------------------------------------------------------------


-------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                              Since    Inception
Periods Ended 5/31/01             1 Year   3 Years  5 Years  Inception    Date
--------------------------------------------------------------------------------
Personal Strategy Income Fund      6.54%    5.78%     9.62%   10.95%     7/29/94
Personal Strategy Balanced Fund    4.60     6.20     10.84    12.64      7/29/94
Personal Strategy Growth Fund      2.46     6.61     12.13    14.46      7/29/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132 Available Monday through Friday from
7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES

Checking Available on most fixed-income funds ($500 minimum).

Automatic Investing From your bank account or paycheck.

Automatic Withdrawal Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


INVESTMENT INFORMATION

Combined Statement Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirement Readiness Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

** Based on a January 2001 survey for representative-assisted stock trades.
   Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS+

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money


INTERNATIONAL/GLOBAL
FUNDS

Stock
Emerging Europe &
Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International


Bond
Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITIES

Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio


Money Funds (cont.)
Summit Municipal
Money Market
Tax-Exempt Money

* Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity (Form V6021) and the T. Rowe Price No-Load Immediate Variable Annuity (Form V6027) are issued by Security Benefit Life Insurance Company. In New York, the T. Rowe Price No-Load Variable Annuity is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY [FSB201 (11-96)]. These Variable Annuity contracts have limitations. The T. Rowe Price No-Load Immediate Variable Annuity may not be available in all states.

The T. Rowe Price No-Load Variable Annuity and the T. Rowe Price No-Load Immediate Variable Annuity are distributed by T. Rowe Price Investment Services, Inc., T. Rowe Price Insurance Agency, Inc., and T. Rowe Price Insurance Agency of Texas, Inc. The underlying portfolios are managed by T. Rowe Price (T. Rowe Price International for the International Stock Portfolio). The Security Benefit Group of companies and the T. Rowe Price companies are not affiliated.

T. ROWE PRICE ADVISORY SERVICES AND RETIREMENT RESOURCES
--------------------------------------------------------------------------------


ADVISORY SERVICES, RETIREMENT RESOURCES

T. Rowe Price has developed unique advisory services and retirement resources that can help you meet the most difficult personal financial challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials and self-help planning guides are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

ADVISORY SERVICES*

T. Rowe Price(R) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

Investment Checkup/SM/ offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

RETIREMENT INFORMATION

Planning and Informational Guides
Minimum Required Distributions Guide
Retirement Planning Kit
Retirement Readiness Guide
Tax Considerations for Investors

Insights Reports
The Challenge of Preparing for Retirement
Financial Planning After Retirement
The Roth IRA: A Review

* These are services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are fees associated with these services.

For fund and account information or to conduct transactions, 24 hours, 7 days a week By touch-tone telephone Tele*Access 1-800-638-2587 By Account Access on the Internet www.troweprice.com/access

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement plan participants:
The appropriate 800 number appears on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132 or visit our Web site at www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C. Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150
Opening July 2001



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T. Rowe Price Investment Services, Inc., Distributor.         C11-050   5/31/01